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                                                                Exhibit 10.24



                            PLEDGE AND ASSIGNMENT AGREEMENT


[LOGO]


This Pledge and Assignment Agreement, dated November 18, 1998, is executed and delivered by Phoenix International Life Sciences Inc. ("Debtor"), a Delaware corporation, in favor of First Union National Bank ("Bank"), a national bank having offices at 123 South Broad Street, Philadelphia, Pennsylvania 19109.

For value received and in order to secure payment and performance of the obligations under the Unconditional Guaranty (the "Guaranty") of even date herewith given by Debtor to Bank, pursuant to which Debtor guaranties, as a surety, the existing and future debts, liabilities and obligations of Chrysalis International Corporation, a Delaware corporation, Chrysalis International Preclinical Services Corporation, a Pennsylvania corporation, Chrysalis DNX Transgenic Sciences Corporation, an Ohio corporation and Chrysalis International Clinical Services Corporation, a Delaware Corporation (severally and collectively, "Borrower") including, without limitation, the indebtedness under the Loan Documents as defined in the Guaranty and evidenced by that certain Term Note dated August 29, 1997 in the principal sum of Five Million ($5,000,000.00) Dollars executed and delivered by Borrower to CoreStates Bank, N.A. (predecessor-in-interest to Bank) and held by Bank (the "Note"), and all other Obligations (as defined herein), Debtor hereby executes and delivers this Pledge and Assignment Agreement (the "Assignment") and sells, pledges, assigns, transfers and grants to Bank a continuing security interest in the Collateral (as defined herein), as security for the Obligations. Debtor and Bank further covenant and agree:

COLLATERAL: "Collateral" means all right, title and interest in, to and under Chrysalis International Pledged Collateral Account No. 2000002575049, and all cash and non-cash proceeds thereof.

OBLIGATIONS: "Obligations" mean the existing and future debts, liabilities and obligations of Debtor to Bank in accordance with the Guaranty; provided, however, that Debtor's liability to Bank shall not exceed the value of the Collateral.

POWER OF ATTORNEY. Debtor irrevocably constitutes and appoints Bank as its true and lawful attorney-in-fact, with full power and authority in the place and name of Debtor, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purpose and carry out the terms of this Assignment endorsements desirable for transfer or delivery of any Collateral, registration of any Collateral under applicable laws, retitling any Collateral, and the filing of financing statements, or a copy of this Assignment as such. This power of attorney is coupled with an interest and shall be irrevocable. Neither Bank nor anyone acting on its behalf shall be liable for acts, omissions, errors in judgment, or mistakes in fact in such capacity as attorney-in-fact. The Debtor ratifies all acts of Bank as its attorney-in-fact.

DEBTOR'S REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Debtor represents, warrants and agrees: (i) Debtor is the owner of the Collateral free and clear of any liens, security interests, and claims, and has full power and authority to use and encumber the same as Collateral, and as long as any of the Obligations remain outstanding, Debtor will not grant a security interest or lien in, or otherwise encumber, sell, transfer or assign, the Collateral to any other person, and will keep the Collateral free from all adverse claims or encumberances; will otherwise preserve and protect by whatever means necessary the respective rights of the Debtor and Bank in the Collateral, and will promptly notify Bank of any claims against or notices asserting an interest in the Collateral. All securities and security entitlements pledged as Collateral are fully paid and non-assessable and if certificated, have been delivered to Bank with unrestricted endorsements.
(ii) All income, dividends, earnings and profits with respect to the Collateral shall be reported for state and federal income tax purposes as attributable to the Debtor and not Bank, and Bank or any other person authorized to report income distributions, are

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authorized to issue IRS Forms 1099 indicating Debtor as the recipient of such income, earnings and profits. (iii) If Debtor fails to pay any tax or assessment relating to the Collateral or this Assignment as required and when due, Bank may, at its option, pay or discharge same, although it is not required to do so. (iv) Debtor shall reimburse Bank immediately upon demand for and indemnify and hold it harmless from and against all claims, liabilities, losses, costs and expenses, including reasonable attorneys' fees and disbursements, incurred or suffered by the Bank in connection with the Collateral, this Assignment or any Collateral Agreement; such claims, liabilities, losses, costs and expenses shall include, but not be limited to, all those in connection with the exercise of any right or remedy granted hereunder, any claim and the prosectuion or defence thereof arising out of or in any way connected with this Assignment, the collection or enforcement of the Obligations, the sale or purchase or attempted sale or purchase of any part of the Collateral, and any payments for whatever reason made to Third Party. All amounts payable by Debtor under this subsection shall be a part of the Obligations and secured by the Collateral. (v) Debtor's principal place of business and/or residence is the address set forth herein; Debtor maintains its books and records at such location.

COLLATERAL VALUE. The Fiar Market Value of the Collateral shall at all times be not less than the outstanding balance of the Note and an amount equal to the interest which would accrue on such principal Obligations for thirty (30) days at the non-default rate of interest set forth in the Loan Documents.

NO TRADING OF COLLATERAL. Until a Default occurs, Debtor shall have the right to collect and receive all interest with respect to the Collateral; provided, however, Debtor may not sell, transfer, exchange for other property or cash ("Trade") or otherwise exercise rights with respect to the Collateral or receive any distributions or proceeds from the Collateral without the prior written consent of the Bank, and any such distributions or proceeds received shall be held in trust for, and immediately delivered to, Bank. Any consent pursuant to this paragraph shall be in Bank's sole discretion.

COLLATERAL DUTIES. Debtor agrees that Bank shall be under no duty to: (i) sell, realize upon, collect or protect the Collateral or give any notice with respect thereto; (ii) preserve the rigths of the Debtor with respect to the Collateral against third parties; (iii) seek payment from any particular source; or (iv) perform or fulfill any obligation of Debtor hereunder or under any other agreement. Without limiting the generality of the foregoing, Bank shall not be obligated to ascertian, notify Debtor of, or take any action in connection with any conversion, call, redemption, retirement or any other event relating to any of the Collateral. Debtor acknowledges Bank is not an investment advisor or insurer with respect to the Collateral; and Bank has no duty to advise the Debtor of any actual or anticipated changes in the value of the Collateral.

DEFAULT. A default ("Default") under this Assignment occurs upon: (i) the failure of timely payment or performance of any of the Obligations; (ii) any default under, or any breach of any representation or agreement contained or referred to in this Assignment or in any other Loan Document; (iii) any attempt to terminate, revoke, rescind, modify or violate the terms of this Assignment without the prior written consent of Bank; or (iv) the making of any levy, seizure or attachment upon any Collateral; and/or (vi) the death of, appointment of a guardian for, dissolution of, termination of existence of, loss of good standing status by, appointment of a receiver for, assignment for the benefit of creditors of, or commencement of any insolvency or bankruptcy proceeding by or against, an Debtor.

RIGHTS AND REMEDIES. Upon the occurrence of a Default, and while such Default continues:

Bank may deal with any and all of the Collateral as it deems fit, and/or may liquidate all or a portion of the Collateral, applying the proceeds to the Obligations in any manner it deems appropriate. Such rights include, but are not limited to, the right, at Bank's option and without prior written notice to Debtor or any obligor under the Obligations, to (i) transfer into Bank's name or the name of its nominee, all or any part of the Collateral; (ii) receive all interest, dividends, and other proceeds of the Collateral; (iii) notify any person obligated on any Collateral of the security interest of Bank therein and require


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such person to make payment directly to Bank; (iv) demand, sue for, collect or receive the Collateral and any proceeds thereof, and/or make any settlement or compromise as Bank deems desirable with respect to any Collateral; and (v) exercise any voting, conversion, registration, purchase or other rights of an owner, holder or entitlement holder of the Collateral. Debtor agrees that Bank may exercise its rights under this Assignment without regard for the actual or potential tax consequences to Debtor under federal or state law and without regard to any instructions or directives given Bank by Debtor.

DEBTOR'S RIGHTS UPON EXERCISE OF REMEDIES. Upon the Bank's application of the Collateral to satisfy the Obligations, Bank shall immediately assign, endorse, convey and deliver to Debtor all of its right, title and interest in and to all Loan Documents and any mortgages, liens and security interests which secure or evidence Borrower's obligations under the Loan Documents, free and clear of liens, claims and encumbrances.

Bank shall have all of the rights and remedies of a secured party under the applicable law. Notwithstanding anything herein, in the Loan Documents, or in the applicable law to the contrary. Debtor waives any and all requirements that the Bank sell or dispose of all or part of the Collateral at any particular time, regardless of whether Debtor has requested such sale or disposition.

Upon Bank's request, Debtor will, at its own expense, do or cause to be done all other acts and things as may be necessary to make the sale of the Collateral valid, binding and in compliance with applicable law.

REMEDIES ARE CUMULATIVE. No failure on the part of Bank to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Bank or any right, power or remedy hereunder preclude any other or further exercise thereof of the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law or in equity.

DISCHARGE. All rights and obligations of the Bank and security interests hereunder, and all obligations of the Debtor hereunder, shall be absolute and unconditional, not discharged or impaired irrespective of any lack of validity or enforceability of any Loan Document. To the extent permitted by law, the Debtor hereby waives any rights under any valuation, stay, appraisement, extension redemption laws now existing or which may hereafter exist and which, but for the provision, might be applicable to any sale or disposition or the Collateral by the Bank; and any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower, any guarantor, other obligor or the Debtor in respect of the Obligations.

DEFINITIONS. The terms set forth below shall be defined as follows:
"AFFILIATE" means First Union Corporation and any of its direct and indirect affiliates and subsidiaries; "ISSUER" means a person who creates a share, participation or other interest in its property or in an enterprise, or undertakes an obligation that is an uncertificated security, including a mutual fund or who directly or indirectly creates a fractional interest in its rights or property which is represented by a security certificate: "LOAN DOCUMENTS" has the meaning set forth in the Guaranty.

MISCELLANEOUS PROVISIONS. TITLE; ASSIGNMENT. Bank represents and warrants that it is the owner and holder of the Loan Documents, that it has full power and authority to enter into this Agreement and convey the Loan Documents and other rights provided for herein to Debtor, that it will not sell, assign, encumber, transfer, convey, hypothecate or alienate the Loan Documents or any mortgages, liens or security interests which secure the obligations under the Loan Documents without Debtor's prior written consent in its sole discretion. Notwithstanding anything to the contrary set forth herein or in the Guaranty, Bank shall not amend, modify, waive, terminate, extinguish, release or alienate the Loan Documents, any mortgages, liens or security interests which secure obligations under the Loan Documents or any rights against the Borrower. The Assignment and other Loan Documents shall inure to the benefit of and be binding upon the parties and their respective heirs, legal representatives.

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successors and assigns. Any attempt by Debtor to assign its interests and obligations hereunder without Bank's prior written consent is null and void.

APPLICABLE LAW; CONFLICT BETWEEN DOCUMENTS. This Assignment and other Loan Documents shall be governed by and construed under the laws of the state named in Bank's address shown above without regard to that state's conflict of laws principles.

JURISDICTION. Debtor irrevocably agrees to a non-exclusive personal jurisdiction in the state named in Bank's address shown above.

SEVERABILITY. If any provision of this Assignment or of the other Loan Documents shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Assignment or other such document.

NOTICES. Any notices to Debtor shall be sufficiently given, if in writing and mailed or delivered to the Debtor's address shown above or such other address as provided hereunder, and to Bank, if in writing and mailed or delivered to Bank's office address shown above or such other address as Bank may specify in writing from time to time. In the event that Debtor changes Debtor's address at any time prior to the date the Obligations are paid in full, Debtor agrees to promptly give written notice of said change of address by registered or certified mail, return receipt requested, all charges prepaid.

PLURAL: CAPTIONS. All references in the Loan Documents to Debtor, guarantor, person, document or other nouns of reference mean both the singular and plural form, as the case may be, and the terms "Debtor" or "person" shall mean any individual, person or entity, and if more than one shall be joint and several. The captions contained in the Loan Documents are inserted for convenience only and shall not affect the meaning or interpretation of the Loan Documents.

BINDING CONTRACT. Debtor and Bank by execution of this Assignment agree that each party is bound to all terms and provisions of this Assignment.

IN WITNESS WHEREOF, the Debtor and Bank have caused this Assignment to be duly executed as of the day and year first above written.

                                       DEBTOR:

(CORPORATE SEAL)                       PHOENIX INTERNATIONAL LIFE SCIENCES INC.

ATTEST:                                BY:   /s/ Jean-Yves Caloz
        ------------------------           --------------------------------
        Name:                              Name:  Jean-Yves Caloz
        Title:                             Title: Senior Vice President
                                                  and Secretary

                                       BANK:

                                       FIRST UNION NATIONAL BANK

                                       By: /s/ Elizabeth B. Styer
                                           --------------------------------
                                           Name: Elizabeth B. Styer
                                           Title: Senior Vice President

                  (SIGNATURES CONTINUED ON THE FOLLOWING PAGE)


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                    ACKNOWLEDGEMENT AND AGREEMENT OF BORROWER

Borrower acknowledges that Debtor agreed that the foregoing Assignment and related Guaranty in favor of Bank as an accommodation to Borrower. Borrower agreed that in the event Bank exercises its rights against the Collateral, Debtor shall have, and shall be entitled to enact all rights and remedies against Borrower under the Loan Documents.

                                  CHRYSALIS INTERNATIONAL
                                  CORPORATION



                                  By: /s/ PAUL J. SCHMITT
                                     ---------------------------------------
                                     Name:  Paul J. Schmitt
                                     Title: Chairman, President & CEO


                                  CHRYSALIS INTERNATIONAL PRECLINICAL
                                  SERVICES CORPORATION



                                  By: /s/ PAUL J. SCHMITT
                                     ---------------------------------------
                                     Name:  Paul J. Schmitt
                                     Title: Chairman & CEO


                                  CHRYSALIS DNX TRANSGENIC SCIENCES
                                  CORPORATION



                                  By: /s/ PAUL J. SCHMITT
                                     ---------------------------------------
                                     Name:  Paul J. Schmitt
                                     Title: President & CEO


                                  CHRYSALIS INTERNATIONAL CLINICAL
                                  SERVICES CORPORATION



                                  By: /s/ PAUL J. SCHMITT
                                     ---------------------------------------
                                     Name:  Paul J. Schmitt
                                     Title: Chairman














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